UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware                        333-102629      45-0486747
(State or other jurisdiction of incorporation)          (Commission File Number)             (IRS Employer Identification No.)

140 Intracoastal Pointe Drive, Suite 404
    Jupiter, Florida  33477
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 743-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 14, 2008, Dyadic International, Inc. (the "Company") received notice from the American Stock Exchange ("AMEX") that a Listing Qualifications Panel of the AMEX Committee on Securities (the "Panel") had affirmed the AMEX Listing Qualifications Department staff's determination to delist the Company's common stock from AMEX.  AMEX will file a delisting application with the Securities and Exchange Commission ("SEC") to strike the Company's common stock from listing and registration on AMEX, when and if authorized by the SEC.  The delisting of the Company's common stock will be effective 10 days after AMEX files a Form 25 with the SEC.  The Company does not intend to appeal, or request a review of, the Panel's decision, and thus its common stock is expected to be delisted from AMEX.  By way of background, as previously reported in the Company's Current Reports on Form 8-K (filed on July 9, 2007, August 28, 2007, November 19, 2007, December 3, 2007 and December 28, 2007), the Company has previously received notices from AMEX regarding the delisting of its common stock because of the Company's non-compliance with certain of AMEX's continued listing standards due to (i) failure to timely file its Quarterly Reports on Form 10-QSB for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, and (ii) failure to hold an annual meeting of its stockholders in 2007 to elect directors and to take other appropriate corporate action.

Following the AMEX Panel's decision, the Company understands that its common stock became eligible for quotation on the "Pink Sheets," an electronic quotation and trading system for securities traded over-the-counter.  The Company has no influence or control over quotations or trading on the Pink Sheets, or with respect to any activities of market makers, and there can be no assurance that any purchases or sales of common stock on the Pink Sheets will reflect true value.  There also can be no assurance that a market in the Company's shares (whether on the Pink Sheets or any other trading or quotation system) will develop or, if such a market develops, whether it will continue.  The Company does not expect the delisting of its common stock from AMEX to have any material impact on the Company's day-to-day operations or on the Strategic Process (as discussed further below).

Item 8.01.   Other Events.

As previously disclosed in the Company's Current Reports on Form 8-K (filed on December 3, 2007 and December 28, 2007), in December 2007, the Company commenced implementing a process (the "Strategic Process") designed to maximize the realizable value of the Company's business and assets for all the Company's stockholders, by soliciting indications of interest from identified third parties concerning the possible sale of the Company or the Company's outstanding stock or assets (including the intellectual property supporting its valuable technology).  In furtherance of the Strategic Process, the Company is currently in the market soliciting proposals from interested third parties.

The Company’s intellectual property includes a current patent portfolio of four issued U.S. patents, nine pending U.S. patent applications, and numerous foreign patents and patent applications.  In addition, the Company has developed an extensive body of technical knowledge and expertise that it treats as trade secrets, and which it protects through numerous confidentiality and restrictive covenant agreements. The Company has invested millions of dollars in developing and protecting its technology, and believes it has strong and supportable ownership claims with respect to its intellectual property.  Based on the opinion of the Company's outside intellectual property counsel, the Company believes it has freedom to practice its technology and is unencumbered by any third party patents.  In particular, and again based on the opinion of the Company's outside intellectual property counsel, pursuant to an enforceable Assignment Agreement (as that term is defined below), Mark A. Emalfarb previously granted ownership of all of his global intellectual property rights to Dyadic Florida (as defined below), and assigned to Dyadic Florida all of his right, title and interest in the “Subject Ideas or Inventions” (as broadly defined in the Assignment Agreement), which includes all ideas, inventions, technologies, discoveries, patents and improvements (and claims related to the foregoing) which, whether or not patentable, are conceived, developed or created and which relate to the Company's business or business activities (including its actual or anticipated research or development activities).  To the extent Mr. Emalfarb has not previously assigned any such intellectual property rights to the Company, the Assignment Agreement expressly obligates him to do so.  The "Assignment Agreement" means and refers to the Confidential Information, Inventors Assignment and Non-Compete Agreement (attached as Exhibit 10.7.1 to the Company's Current Report on Form 8-K filed with the SEC on November 12, 2004) between Dyadic International (USA), Inc., a wholly-owned subsidiary of the Company ("Dyadic Florida"), and Mark A. Emalfarb (the "Assignment Agreement").

As previously disclosed, the Company's Strategic Process is being administered by its investment banker and financial adviser, Gordian Group, LLC ("Gordian Group"), under the direction of the Executive Committee of the Board of Directors.  No person is authorized to speak for the Company in connection with the Strategic Process other than Gordian Group and other specific persons authorized by the Executive Committee.  Although implementation of the Strategic Process has commenced and is underway, no conclusion as to any specific option, agreement or transaction has been reached, nor has any specific timetable been fixed for accomplishing this effort, and there can be no assurance that any strategic, financial or other option, agreement or transaction will be presented, implemented or consummated.

On January 18, 2008, the Company issued a press release regarding the matters described in this Current Report on Form 8-K.  The complete text of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is filed with this report:

Exhibit Number	Description of Exhibit
99.1	Press Release of Dyadic International, Inc. dated January 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.

Date: January 18, 2008     By:  /s/ Lisa De La Pointe___
Name: Lisa De La Pointe
Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Dyadic International, Inc. dated January 18, 2008